UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant    ☑                              Filed by a Party other than the Registrant    ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Kimberly-Clark Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

YOUR VOTE IS IMPORTANT Meeting details are listed on the reverse side. All votes must be received by the end of the meeting.

TO VOTE ONLINE AND ACCESS THE MEETING DOCUMENTS Scan the QR code or go to envisionreports.com/KMB to vote your shares
ANNUAL MEETING NOTICE

Important Notice Regarding the Availability of Proxy Materials for the Kimberly-Clark Corporation Annual Meeting of Stockholders to Be Held on May 2, 2024

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The proxy statement and annual report are available at envisionreports.com/KMB.
Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting are available on the Internet. The items to be voted on and location of the meeting are on the reverse side.
If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request by using one of the methods listed on the reverse side 10 days prior to the meeting to facilitate timely delivery.

To access the virtual meeting, you must have the login details in the white circle located above.	ATTEND the meeting on May 2, 2024 at 8:00 a.m. (Central Time).

	2 N O T	K M B
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MEETING DETAILS
The 2024 Annual Meeting of Stockholders of Kimberly-Clark Corporation will be held on Thursday, May 2, 2024 at 8:00 a.m. (Central Time), virtually via the internet at meetnow.global/MLD9KMQ. To access the virtual meeting, you must have the information that is printed in the white circle located on the reverse side of this form.
Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.
THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR ALL THE NOMINEES LISTED:
1.    Election of Directors:
01 - Sylvia M. Burwell
05 - Deeptha Khanna
09 - Christa S. Quarles
02 - John W. Culver
06 - S. Todd Maclin
10 - Jaime A. Ramirez
03 - Michael D. Hsu
07 - Deirdre A. Mahlan
11- Dunia A. Shive
04 - Mae C. Jemison, M.D.
08 - Sherilyn S. McCoy
12 - Mark T. Smucker

THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR PROPOSALS 2 THROUGH 4:
2.    Ratification of Auditor
3.    Advisory Vote to Approve Named Executive Officer Compensation
4.    Adopt Amended and Restated Certificate of Incorporation to limit certain officer liability and make other technical changes

PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE To vote shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

ORDER MATERIALS
Please make your materials request by using one of the methods listed below. You will need the number located in the box on the reverse side.
REQUEST VIA:

Internet	Visit envisionreports.com/KMB
Phone	Call 1-866-641-4276
Email
Send an email to investorvote@computershare.com and include:
•"Proxy Materials Kimberly-Clark Corporation" in the subject line
•Your full name and address
•The number located in the box on the reverse side
•Statement that you want a paper copy of the meeting materials

PLEASE REVIEW THE MEETING MATERIALS Read through what’s new this year, company updates, and other initiatives at envisionreports.com/KMB.